TF1 P1 11/15

SUPPLEMENT DATED NOVEMBER 2, 2015

TO THE PROSPECTUS DATED JULY 1, 2015 OF

FRANKLIN TAX-FREE TRUST

(Franklin Double Tax-Free Income Fund)

The Board of Trustees of Franklin Tax-Free Trust (Trust) recently approved a proposal to reorganize the Franklin Double Tax-Free Income Fund (Fund) with and into the Franklin High Yield Tax-Free Income Fund, each a series of the Trust.

It is anticipated that in the first quarter of 2016, shareholders of the Fund will receive a Proxy and a Prospectus/Proxy Statement requesting their votes on the proposed reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about April 29, 2016.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.